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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 No. 333-55831 and in the Registration Statements on Form S-8 (No.'s 333-10429, 333-48143 and 333-137743) of Westaff, Inc. of our report dated January 31, 2008, relating to the consolidated financial statements, which appears in this Form 10-K.

/s/ BDO SEIDMAN, LLP San Francisco, California January 31, 2008

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM